UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CHINA JO-JO DRUGSTORES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA JO-JO DRUGSTORES, INC.
Room 507-513, 5th Floor A Building, Meidu Plaza
Gongshu District, Hangzhou
Zhejiang Province, P.R. China
Telephone: +86-571-88077078

October 6, 2010

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of China Jo-Jo Drugstores, Inc. (the “Company”) to be held at the Company’s principal executive offices located at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China, on November 2, 2010, at 10:00 a.m. (local time).

At the meeting, shareholders will be asked to vote on the election of nine directors, the ratification of the appointment of Frazer Frost, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2011, and the approval of the Company’s 2010 Equity Incentive Plan.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important.  I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of China Jo-Jo Drugstores.

Sincerely,

Lei Liu
Chairman of the Board and Chief Executive Officer

CHINA JO-JO DRUGSTORES, INC.
Room 507-513, 5th Floor A Building, Meidu Plaza
Gongshu District, Hangzhou
Zhejiang Province, P.R. China
Telephone: +86-571-88077078

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 6, 2010

TO THE SHAREHOLDERS OF CHINA JO-JO DRUGSTORES, INC.:

The annual meeting of the shareholders of China Jo-Jo Drugstores, Inc., a Nevada corporation, (the “Company”), will be held on November 2, 2010, at 10:00 a.m. (local time), at the Company’s principal executive offices located at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China, for the following purposes:

1.	To elect nine directors to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of Frazer Frost, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011;

3.	To approve the Company’s 2010 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on October 4, 2010, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your proxy card or broker may also provide instructions on voting electronically. Returning the enclosed proxy card (or voting electronically) will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,

Sincerely,

Lei Liu
Chairman of the Board and Chief Executive Officer

Hangzhou, People’s Republic of China

CHINA JO-JO DRUGSTORES, INC.
Room 507-513, 5th Floor A Building, Meidu Plaza
Gongshu District, Hangzhou
Zhejiang Province, P.R. China
Telephone: +86-571-88077078

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 2, 2010

October 6, 2010

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of China Jo-Jo Drugstores, Inc., a Nevada corporation (the “Company”), for use at the annual meeting of shareholders to be held on November 2, 2010, at 10:00 a.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s principal executive offices located at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China.  The Company intends to commence mailing this proxy statement and accompanying proxy card on or about October 18, 2010 to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on October 4, 2010 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

What am I voting on?

You are being asked to vote on three items:

1.	The election of nine directors (see page 5).

2.	The ratification of Frazer Frost, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011 (see page 9).

3.	The approval of the Company’s 2010 Equity Incentive Plan (see page 10).

 Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Mr. Lei Liu to vote on such matters in his discretion.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as directors;

2.	FOR the ratification of the appointment of Frazer Frost, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011; and

3.	FOR the approval of the Company’s 2010 Equity Incentive Plan.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

How do I vote?

Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a shareholder of record.

If you are a shareholder of record, there are three ways to vote:

1.	By completing and returning your proxy card in the postage-paid envelope provided by the Company;

2.	By following the instructions for electronic voting using the Internet or telephone, which are printed on your proxy card; or

3.	By voting in person at the meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or agent.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 13,500,002 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 6,750,002 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

The nine nominees for directors who receive the most votes will be elected.

The required vote to approve (i) the ratification of the appointment of Frazer Frost, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011 and (ii) the approval of the Company’s 2010 Equity Incentive Plan is the affirmative vote of a majority of the votes cast, excluding abstentions.

An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation to the Company’s Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on October 4, 2010, may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for director named in this proxy statement;

•	FOR ratification of the appointment of Frazer Frost, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011; and

•	FOR approval of the Company’s 2010 Equity Incentive Plan.

 How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days after the meeting.

When are shareholder proposals due for the next annual meeting?

Any appropriate proposal submitted by a shareholder and intended to be presented at the next annual meeting must be submitted in writing to our Secretary at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China, and received no later than August 29, 2011, to be includable in the Company’s proxy statement and related proxy for the next annual meeting. A shareholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Although our Board of Directors will consider shareholder proposals, we reserve the right to omit from our proxy statement, or to vote against, shareholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Who is paying for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company is fixed by the Board of Directors and may be increased or decreased by resolution of the Board of Directors. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting.

The directors of the Company do not have a definite term of office, and each director will serve until the next annual meeting and until the director’s successor is elected and qualified. The Company has a Nominating Committee, comprising of three independent directors, which will consider director candidates recommended by shareholders. The Nominating Committee does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a shareholder, except that the Nominating Committee may consider the size and duration of the share holdings of the recommending shareholder in relation to the total outstanding shares of the Company, and the extent to which the recommending shareholder intends to continue holding its interest in the Company. To nominate a director, shareholders must submit such nomination in writing to our Secretary at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China.

Currently, the Board of Directors has fixed the number of directors at nine persons. Nine directors are to be elected to our Board of Directors at the annual meeting. The Board of Directors has nominated Lei Liu, Li Qi, Chong’an Jin, Shike Zhu, Marc Thomas Serrio, Bowen Zhao, Yuehai Ke, Shuizhen Wu and Xiaomeng Yu for re-election at the annual meeting. All of the nominees currently serve on our Board of Directors.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at the annual meeting at which a quorum is present. The nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxy will be voted “For” the election of the nominees named above or, if any nominee becomes unavailable for election as a result of unexpected occurrence, “For” the election of a substitute nominee designated by our Board of Directors. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

All of the Company’s directors are expected to attend the annual meeting.

NOMINEES FOR DIRECTOR

Name	Age (1)	Position
Lei Liu	45	Chief Executive Officer and Chairman of the Board of Directors
Li Qi	37	Secretary and Director
Chong’an Jin	46	Director
Shike Zhu	47	Director
Marc Thomas Serrio (2)	51	Director
Bowen Zhao (3) (4)	74	Director
Yuehai Ke (2) (3)	38	Director
Shuizhen Wu (2) (4)	60	Director
Xiaomeng Yu (3) (4)	31	Director

(1)           As of the date of this proxy statement.
(2)           Member of the Audit Committee.
(3)           Member of the Compensation Committee.
(4)           Member of the Nominating Committee.

Lei Liu, Chief Executive Officer and Chairman of the Board of Directors
Mr. Liu is one of the three founders of HJ Group, and has been the executive director of Jiuzhou Pharmacy since September 2003 and the supervising director of Jiuzhou Service since November 2005. From December 1997 to August 2003, Mr. Liu worked in Tai He Drugstore as a general manager. From September 1992 to November 1997, Mr. Liu was an administration official of Hangzhou Medical Junior College, his alma mater, where he was also a researcher and an anatomy instructor from September 1983 to July 1992. Mr. Liu has been a licensed researcher in the PRC since September 1988.

Li Qi, Secretary and Director
Ms. Qi is one of the three founders of HJ Group and is currently the general manager of both Jiuzhou Pharmacy and Jiuzhou Service. From January 2000 to June 2003, Ms. Qi worked in Zhejiang Yikang Drugstore as a general manager. From October 1991 to January 2000, Ms. Qi worked in the Branch Hospital of Hangzhou No. 1 People’s Hospital as a nurse. Ms. Qi is a licensed TCM pharmacist in the PRC and is a 1991 graduate of Hangzhou Nurse School.

Chong’an Jin, Director
Mr. Jin is one of the three founders of HJ Group and is presently the executive director of Jiuzhou Service and the managing general partner of Jiuzhou Clinic. From June 1996 to September 2003, Mr. Jin worked for Hangzhou Qiantang Medical Outpatient Clinic as a general manager. From December 1991 to October 1994, he worked in Hangzhou Hospital of Traditional Chinese Medicine as a physician of western medicine. From September 1988 to December 1991, Mr. Jin worked in Zhejiang Tumor Hospital as a physician of western medicine. In July 1988, Mr. Jin received a B.S. in Medicine from Sun Yat-sen Medical University, and is a licensed pharmacist in the PRC.

Shike Zhu, Director
Mr. Zhu is the chairman of Huai Nan Tian Rui Goods & Materials Co., Ltd., a post he has held since 2003. He is also the director of Tianri Rubber Products Co., Ltd. since 1994, where he was also the deputy general manager from 1994 to 1998. Since May 2008, Mr. Zhu has served as advisor to the chairman of China Wind Systems, Inc. From October 1988 to May 1994, Mr. Zhu was an official of Tiantai municipal government in Zhejiang Province, service as vice director of the Overseas Chinese Affairs Office and vice director of the Overseas Chinese Federation. Mr. Zhu is a graduate of Zhejiang TV University Engineering Management College.

Marc Thomas Serrio, Director
Mr. Serrio is currently an independent executive consultant providing business and financial planning and analysis services to companies in various industries. Mr. Serrio was chief financial officer of Zeal Corporation from March 2009 to June 2010, interim chief financial officer and interim chief operating officer of Kate Somerville LLC from July 2008 to March 2009, chief financial officer of Detection Logic, Inc. from November 2005 to March 2008, and chief financial officer of TriTech Software Systems from March 1999 to November 2005. Mr. Serrio is a graduate of the Marshall School of Business at the University of Southern California, with a B.S. in business administration in 1981 and a M.B.A. with emphasis on investment finance and business economics in 1985.

Bowen Zhao, Director
Mr. Zhao is a senior economist who has dedicated the past 54 years toward the development of the pharmaceutical industry in Zhejiang Province. Mr. Zhao is currently the deputy president of Zhejiang Province Industry and Economic Association, Zhejiang Province Entrepreneur Association and China Commercial Pharmacy Association, positions he has held since December 1994. In September 1996, Mr. Zhao was instrumental in organizing Zhejiang Province Commercial Pharmacy Association (which became Zhejiang Province Pharmaceutical Industry Association in September 2002), and has served as its president since its founding. Mr. Zhao has been with Zhejiang Pharmaceutical Co., Ltd. since September 1983 and is currently its deputy manager, and has been with Zhejiang Province Pharmaceutical Administration since May 1995, and is currently its deputy director.

Yuehai Ke, Director
Dr. Ke is a professor of molecular genetics and cell signal transduction at the Department of Basic Medicine at Zhejiang University’s School of Medicine since September 2007, where he also advices doctorate candidates. Dr. Ke graduated from Zhejiang University in 1995, where he majored in biochemistry. After graduation, Dr. Ke joined the Chinese Center for Disease Control and Prevention from September 1995 to July 1998. Dr. Ke obtained his master degree in medicine in 1998 from Fudan University, where he studied genetic disease of human multiple genes, and his doctorate degree in 2001 also from Fudan University. In 2000, Dr. Ke was an exchange student at the School of Public Health at the University of Texas in Houston. From February 2002 to September 2007, Dr. Ke studied cell signal transduction at the Cancer and Stem Cell Research Center of the Burnham Medical Research Institute in California. From September 2005 to September 2007, Dr. Ke was an associate professor at the Chinese Academy of Medical Sciences & Peking Union Medical College, focusing his research and studies on the application development of cell kinetics models and genetic analysis.

Shuizhen Wu, Director
Dr. Wu has been with Zhejiang No. 1 Hospital, which is affiliated with Zhejiang University’s School of Medicine, since July 2005, where she is currently a researcher and senior management personnel. From July 1978 to May 1994, Dr. Wu served as deputy director of the medical faculty at Zhejiang Medical University. Dr. Wu is a 1978 graduate of Zhejiang Medical University.

Xiaomeng Yu, Director
Mr. Yu is president of China Mingsheng Bank’s Xiasha branch in Hangzhou, where he was previously its senior client manager from October 2005 to July 2008. From August, 2003 to September 2005, Mr. Yu was translator and site manager for Hangzhou Road Engineering Equipment Co., Ltd. Mr. Wu graduated from Japan’s Daito Bunka University in September 2003 with a degree in business management.

The Board recommends a vote “FOR” each nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board of Directors is currently consist of nine members. Our bylaws provide that our directors will hold office until the annual meeting of shareholders or until their successors have been elected and qualified. Our Board of Directors is responsible for the business and affairs of the Company and considers various matters that require its approval.

Independence of the Board of Directors

We are required to comply with the Nasdaq Stock Market (“Nasdaq”) listing standards, under which a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determination are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that the following directors and nominees are independent directors within the meaning of the Nasdaq listing standards: Ms. Shuizhen Wu and Messrs. Marc Thomas Serrio, Bowen Zhao, Yuehai Ke and Xiaomeng Yu. Mr. Lei Liu, the Company’s Chief Executive Officer, Ms. Li Qi, the Company’s Secretary, and Mssrs. Chong’an Jin and Shike Zhu are not independent directors.

Code of Ethics and Business Conduct

On March 15, 2010, the Board of Directors adopted the Code of Ethics of China Jo-Jo Drugstores, Inc. that applies to all officers, directors and employees of the Company. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics was filed as Exhibit 14 to the Company’s Current Report on Form 8-K filed with the SEC on March 16, 2010.

Meetings of the Board of Directors

During the fiscal year ended March 31, 2010, the Board of Directors took action by unanimous written consent four times.

Information regarding Committees of the Board of Directors

On March 15, 2010, the Board of Directors established three committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The following table provides membership and meeting information for the fiscal year ended March 31, 2010 for each of these committees:

Name	Audit	Compensation	Nominating
Lei Liu
Li Qi
Chong’an Jin
Shike Zhu
Marc Thomas Serrio	X
Bowen Zhao		X	X
Yuehai Ke	X	X
Shuizhen Wu	X		X
Xiaomeng Yu		X	X

Total meetings in fiscal year ended March 31, 2010	0	0	0

Below is a description of each committee of the Board of Directors as such committees are presently constituted. The Board of Directors has determined that each current member of each committee meets the applicable SEC and Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee assists Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in the Company’s annual proxy statement. The current members of the Audit Committee are Ms. Shuizhen Wu and Mssrs. Marc Thomas Serrio and Yuehai Ke, and Mr. Serrio serves as the chairperson. Each Audit Committee member is a non-employee director of our Board of Directors. The Audit Committee met and/or took action by unanimous written consent zero times during the fiscal year ended March 31, 2010.

The Board of Directors has determined that Mr. Serrio is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K promulgated under the Exchange Act.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board.  The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

•	reviewed and discussed the audited financial statements with management and the independent auditors;

•
discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and discussed with the independent accountant the independent accountant’s independence; and

•
based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board of Directors

Marc Thomas Serrio, Chairperson of the Audit Committee _______________________

Compensation Committee

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board of Directors regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company. The current members of the Compensation Committee are Mssrs. Bowen Zhao, Yuehai Ke and Xiaomeng Yu, and Mr. Ke serves as the chairperson. The Compensation Committee met and/or took action by unanimous written consent zero times during the fiscal year ended March 31, 2010.

Nominating Committee

The Nominating Committee assists in the selection of director nominees, approve director nominations to be presented for shareholder approval at our annual meeting and fill any vacancies on our Board of Directors, consider any nominations of director candidates validly made by shareholders, and review and consider developments in corporate governance practices. The current members of the Nominating Committee are Ms. Shuizhen Wu and Mssrs. Bowen Zhao and Xiaomeng Yu, with Ms. Wu as the chairperson. The Nominating Committee met and/or took action by unanimous written consent zero times during the fiscal year ended March 31, 2010.

Each of the nine nominees for election as a director named in this proxy statement were unanimously recommended by the Nominating Committee for submission to the shareholders of the Company as the Board of Directors’ nominees.

Shareholder Communications with the Board of Directors

Our Board of Directors has not adopted a formal process for shareholders to send communications the Board of Directors. All communications should be directed to the Company’s Secretary at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China, and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected Frazer Frost, LLP (“Frazer Frost”) as the Company’s independent registered public accountants for the fiscal year ending March 31, 2011, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Frazer Frost is the successor entity of Moore Stephens Wurth Frazer and Torbet, LLP, and was the Company’s independent registered public accountants for the fiscal year ended March 31, 2010. If the shareholders do not ratify the selection of Frazer Frost, the Audit Committee will select another firm of accountants.

Representatives of Frazer Frost are not expected to be present at the annual meeting, either in person or by teleconference.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Frazer Frost. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board recommends a vote “FOR” the ratification of the appointment of Frazer Frost, LLP as the Company’s independent registered public accounting firm.

Principal Accountant Fees and Services

Frazer Frost served as our independent registered public accounting firm for fiscal years ended March 31, 2010 and 2009.  The following table shows the fees that were billed for audit and other services provided by this firm during the fiscal years indicated:

	Fiscal Year Ended March 31,
	2010	2009
Audit Fees (1)	$235,000	$155,000
Audit-Related Fees (2)	―	―
Tax Fees (3)	―	―
All Other Fees (4)	―	―
Total	$235,000	$155,000

(1)
Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years.  This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)
Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."  The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)
Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees – This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses.  Prior to engaging its accountants to perform particular services, our Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

PROPOSAL 3 -APPROVAL OF THE 2010 EQUITY INCENTIVE PLAN

On September 21, 2010, our Board of Directors approved the 2010 Equity Incentive Plan (the “Plan”). All of our employees, officers, and directors, and those of our consultants and advisors who (i) are natural persons and (ii) provide bona fide services to the Company not connected to a capital raising transaction or the promotion or creation of a market for our securities are eligible to be granted options or restricted stock awards (each, an “Award”) under the Plan. The Board of Directors has delegated the administration of the Plan to the Compensation Committee, and the Compensation Committee has all the power to administer the Plan according to its terms, including the power to grant Awards, determine who may be granted Awards and the types and amounts of Awards to be granted, prescribe Award agreements, and establish programs for granting Awards. Awards may be made under the Plan for up to 2, shares of our common stock, and the maximum number of shares of common stock with respect to which Awards may be granted to any participant under the Plan is 2,025,000 shares of common stock. The Plan allows for adjustments for changes in common stock and certain other events, including, but not limited to, any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, any distribution to holders of common stock other than a normal cash dividend, and liquidation or dissolution.

Amendment and Termination of the Plan

The Compensation Committee may at any time, and from time to time, terminate the Plan in whole or in part or amend it from time to time, except that no change may be made that would increase the total amount of stock which may be issued under the Plan, materially increase the class of participants eligible to participate in the Plan, the types of Awards that may be granted under the Plan, or the benefits to participants, extend the maximum period after the date of grant during which incentive stock options or non-qualified stock options may be exercised, or re-price any previously granted Award by lowering the exercise price or canceling any previously granted Award with a subsequent replacement or re-grant of that same Award with a lower exercise price, unless such change is authorized by our shareholders.

Federal Tax Consequences

The following brief summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan does not purport to be complete, and does not discuss the tax consequences of a recipient's death or the income tax laws of any state or foreign country in which the recipient may reside.

Tax Treatment to the Recipients

The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment to the Company

The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by the Company for federal income tax purposes in the taxable year of the Company during which the recipient recognizes income.

Incorporation by Reference.

The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

Plan Benefits

We have not issued any shares of common stock pursuant to the Plan.

The Board recommends a vote “FOR” the ratification of the 2010 Equity Incentive Plan.

INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Positions Held:	Date of Election or Appointment
Lei Liu	Chief Executive Officer and Chairman of the Board of Directors	September 17, 2009
Bennet P. Tchaikovsky	Chief Financial Officer	September 17, 2009
Li Qi	Secretary and Director	October 23, 2009
Chong’an Jin	Director	October 23, 2009
Shike Zhu	Director	October 23, 2009
Marc Thomas Serrio	Director	March 15, 2010
Bowen Zhao	Director	March 15, 2010
Yuehai Ke	Director	March 15, 2010
Shuizhen Wu	Director	March 15, 2010
Xiaomeng Yu	Director	March 15, 2010

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officers who are not also directors is described below.

Bennet P. Tchaikovsky, Chief Financial Officer
Mr. Tchaikovsky is presently the chief financial officer of VLOV, Inc., which he performs on a part-time basis. From May 2008 to April 2010, Mr. Tchaikovsky was the chief financial officer of Skystar Bio-Pharmaceutical Company. From March 2008 through November 2009, Mr. Tchaikovsky served as a director of Ever-Glory International Group. From December 2008 through November 2009, Mr. Tchaikovsky served as a director of Sino Clean Energy, Inc. From July 2004 through October 2007, Mr. Tchaikovsky served as the chief financial officer of Innovative Card Technologies, Inc. Mr. Tchaikovsky acted as a consultant to Innovative Card Technologies from November 2007 until July 2008. Mr. Tchaikovsky is a licensed Certified Public Accountant and an inactive member of the California State Bar. He received a B.A. in Business Economics from the University of California at Santa Barbara, and a J.D. from Southwestern University School of Law.

Legal Proceedings

None of our directors or executive officers has, during the past ten years:

•
had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent, or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•	been convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)
acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	engaging in any type of business practice; or

(iii)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

•
been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (i) above, or to be associated with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; or

•
been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

The following summary compensation table indicates the cash and non-cash compensation earned during our fiscal years ended March 31, 2010 and 2009 by our principal executive officer and each of our other two highest paid executives.

Name and Principal Position	Fiscal Year ended March 31,	Salary ($)	Bonus ($)	Stock Awards ( $)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ( $)	Total ($)
Lei Liu,	2010	21,942	-0-	-0-	-0-	-0-	-0-	-0-	21,942
current CEO (1)	2009	10,000	-0-	-0-	-0-	-0-	-0-	-0-	10,000
Bennet P. Tchaikovsky	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Current CFO (2)	2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Li Qi, Current	2010	19,894	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Secretary (3)	2009	10,000	-0-	-0-	-0-	-0-	-0-	-0-	-0-

__________

(1)
Mr. Liu was appointed as our chief executive officer on September 17, 2009, in connection with the Share Exchange. Accordingly, Mr. Liu’s compensation for the periods reported was paid to him by HJ Group.  Mr. Liu’s compensation as reported is based on interbank exchange rate of RMB 6.83610 to $1.00 on March 31, 2010.

(2)	Mr. Tchaikovsky was appointed as our chief financial officer on September 17, 2009, in connection with the Share Exchange.

(3)
Ms. Qi was appointed as our secretary on September 17, 2009, in connection with the Share Exchange. Accordingly, Ms. Qi’s compensation for the periods reported was paid to her by HJ Group.  Ms. Qi’s compensation as reported is based on interbank exchange rate of RMB 6.83610 to $1.00 on March 31, 2010.

Grants of Plan-Based Awards in Fiscal Year Ended March 31, 2010

None

Outstanding Equity Awards at Fiscal Year Ended March 31, 2010

None

Option Exercises and Stock Vested in Fiscal Year Ended March 31, 2010

None

Pension Benefits

None

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

None

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Except as described below, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Agreements for the Services of Bennet P. Tchaikovsky

            On May 14, 2010, we entered into a Loanout Agreement with Worldwide Officers, Inc. (“WOI”) pursuant to which we engaged the services of Mr. Tchaikovsky as our Chief Financial Officer for a period of one year beginning May 14, 2010. Mr. Tchaikovsky has been serving as our Chief Financial Officer since September 2009 without a written agreement with us.

           Under the Loanout Agreement, we will pay cash compensation of $100,000 to WOI in 4 installments of $25,000 upon the signing of the Loanout Agreement and on July 28, 2010, October 28, 2010 and January 28, 2011. We will also issue 10,000 restricted shares of our common stock to WOI as further compensation for Mr. Tchaikovsky’s services which will be held in escrow and vest in five installments and distributed to WOI or its designee at the end of the one year term. In addition, we will issue to WOI 4,000 shares of our common stock as bonus. The shares issuable to WOI are to be issued under a stock plan to be adopted by us, which we agree to use best efforts to adopt by August 31, 2010. In addition to the foregoing, WOI is also entitled to reimbursement of reasonable expenses incurred in connection with Mr. Tchaikovsky’s services, and Mr. Tchaikovsky is entitled to be included as an insured under a directors and officers’ insurance policy to be obtained by us.

            Concurrently with the entry of the Loanout Agreement, we entered into an Indemnification Agreement with Mr. Tchaikovsky, pursuant to which we agree to hold Mr. Tchaikovsky harmless and indemnify him for and against any expense, liability or loss paid or incurred in connection with any action, suit or proceeding arising from or related to the fact that he is or was an officer of the Company, or serving in other capacities at the request of the Company, or anything done by him in such capacity.

DIRECTOR COMPENSATION

Four of our current directors were appointed on or after September 17, 2009 in connection with the Share Exchange, and accordingly did not receive compensation from us as directors for the fiscal year ended March 31, 2009. They also did not receive compensation from us as directors for fiscal year ended March 31, 2010. The remaining five of our current directors were appointed on March 15, 2010 and accordingly did not receive compensation from us for fiscal year ended March 31, 2010.

We do not currently have an established policy to provide compensation to members of our board of directors for their services in that capacity, although we have entered into certain agreements with a director as described below.  We intend to develop such a policy in the near future.

Agreements with Directors

We entered into an agreement with Mr. Serrio in the form of a director offer letter, pursuant to which we have agreed to compensate him $40,000 annually for his services as a director and audit committee financial expert and chairman. Mr. Serrio’s compensation will be in the form of 6,897 restricted shares of our common stock (after giving effect to the 1-for-2 reverse stock split), payable in four quarterly installments beginning with the quarter ending March 31, 2010. Additionally, we are obligated to obtain and maintain directors and officers insurance policy, and to include Mr. Serrio as an insured under such policy.

Concurrently with the director offer letter, we also entered into an indemnification agreement with Mr. Serrio, pursuant to which we agree to hold Mr. Serrio harmless and indemnify him from and against any expense, liability or loss paid or incurred in connection with any action, suit or proceeding arising from or related to the fact that Mr. Serrio is or was a director of the Company or anything done by him in such capacity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned on October 4, 2010, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. To the best of our knowledge, subject to community and marital property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Common Stock Beneficially Owned
Executive officers and directors: (1)	Number of Shares beneficially owned (2)	Percentage of class beneficially owned after the Transaction (3)
Lei Liu, chief executive officer and chairman of the board of directors (4)	6,030,000	44.7%
Bennet P. Tchaikovsky, chief financial officer (5)	108,274	*
Li Qi, Secretary and Director (4)	6,030,000	44.7%
Chong’an Jin, Director (4)	6,030,000	44.7%
Shike Zhu, Director (6)	250,000	1.9%
Marc Thomas Serrio (7)	1,725	*
Bowen Zhao (8)	0	*
Yuehai Ke (9)	0	*
Shuizhen Wu (10)	0	*
Xiaomeng Yu (11)	0	*
All directors and executive officers as a group (10 persons)	6,381,725	46.6%

5% Shareholders: (1)
Super Marvel Limited (4)	6,030,000	44.7%

*	Less than 1%.
(1)	Unless otherwise noted, the address for each of the named beneficial owners is: Room 507-513, 5th Floor, A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, China.
(2)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(3)	Unless otherwise noted, the number and percentage of outstanding shares of common stock is based upon 13,500,002 shares outstanding as of October 4, 2010.
(4)
The address of Super Marvel Limited (“Super Marvel”) address is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. The owners of Super Marvel are Lei Liu (39%), who is also its executive director, and Li Qi (30%) and Chong’an Jin (31%), who are also its directors. As such, they are deemed to have or share investment control over Super Marvel’s portfolio. The numbers of shares of common stock reported herein as beneficially owned by Mr. Liu, Ms. Qi and Mr. Jin are held by Super Marvel, which they in turn own indirectly through their respective ownership of Super Marvel.

(5)
Bennet P. Tchaikovsky’s address is: 6571 Morningside Drive, Huntington Beach, CA 92648. Includes 8,274 shares that Mr. Tchaikovsky has the right to acquire beneficial ownership of within 60 days of October 4, 2010.

(6)	Shike Zhu’s address is: Citigroup Tower, 24/F, 33 Hua Yuan Shi Qiao Road, Pudong New Area, Shanghai, China 200120.
(7)	Marc Thomas Serrio’s address is: P.O. Box 91836, Pasadena, California 91109. Includes 1,725 shares to which Mr. Serrio has the right to acquire within 60 days of October 4, 2010.
(8)	Bowen Zhao’s address is: Room 1315, Hualong Business Building, No. 110 N. Ganshan Road, Hangzhou, China 310000.
(9)	Yuehai Ke’s address is: 388 Yuhangtang Road, Hangzhou, China 310058.
(10)	Shuizhen Wu’s address is: Room 2302, #20 Building, Hanlinguan Daxue Road, Hangzhou, China 310000.
(11)	Xiaomeng Yu’s address is: Wen Hui Guan Quen Fang 7-2, No. 3 Street, Baiyang Street, Economic Commercial and Technological Development Area, Hangzhou, China 310018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership, and annual reports concerning their ownership of our common shares and other equity securities on Forms 3, 4, and 5 respectively.  Executive officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended March 31, 2010, our directors, executive officers and holders of 10% or more of our common stock complied with Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Share Exchange Agreement

On September 17, 2009, we executed the Exchange Agreement with Renovation and the Renovation Stockholders.

On the Closing Date of the Exchange Agreement, we issued 7,900,000 shares of our common stock  to the Renovation Stockholders in exchange for 100% of the issued and outstanding common stock of Renovation. Immediately upon the closing of the Share Exchange, we had a total of 10,000,000 shares of common stock outstanding , with the Renovation Stockholders collectively owning approximately 79% of our total issued and outstanding common shares.

As a result of the Share Exchange, the Renovation Stockholders became our controlling shareholders and Renovation became our wholly owned subsidiary.

Other Related Party Transactions

Set forth below are the related party transactions us and our officers and/or directors as of the dates set forth on the table:

	March 31, 2010	March 31, 2009
Amounts due from directors (1):	$-	$2,432
Amount due to director (2):	$935,000	$326,715
Advances to supplier (3):	$-	$1,797,104

(1)
Represents interest free loans to two directors of the Company, Li Qi and Chong’an Jin. The loans are due upon demand. There is no written documentation for these loans, which represent cash advances for out-of-pocket expenses for Ms. Qi and Mr. Jin, who are responsible for submitting receipts for these amounts or refunding the balance.

(2)	Represents leasehold improvement expenses paid by a director of the Company, Lei Liu, on behalf of the Company. The amount is interest from and due upon demand.

(3)
Represents prepayment for inventory purchase made to a supplier, which was formerly owned by some of the Company’s directors. The Company will collect inventory from the supplier. The Company’s purchases from the related party supplier amounted to $3,785,728 and $1,970,444 for the years ended March 31, 2010 and 2009, respectively.

The Company also leases a retail space and the corporate office space from Mr. Liu under long-term operating lease agreements beginning August 2008 to August 2010 and from January 2008 to March 2012, respectively. The rent for the retail and the corporate office space are $175,968 and $170,123 for years ended March 31, 2010 and 2009, respectively. For the year ended March 31, 2010, $175,968 was paid to Mr. Liu for these leases. For the year ended March 31, 2009, $171,360 was paid to Mr. Liu.

FORM 10-K – ANNUAL REPORT

ENCLOSED HEREWITH IS A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS THERETO (WITHOUT EXHIBITS) FOR OUR FISCAL YEAR ENDED MARCH 31, 2010. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. ADDITIONAL COPIES MAY BE REQUESTED IN WRITING. SUCH REQUESTS SHOULD BE SUBMITTED TO THE COMPANY’S SECRETARY AT ROOM 507-513, 5TH FLOOR A BUILDING, MEIDU PLAZA, GONGSHU DISTRICT, HANGZHOU, ZHEJIANG PROVINCE, PEOPLE’S REPUBLIC OF CHINA. EXHIBITS TO THE FORM 10-K WILL ALSO BE PROVIDED UPON SPECIFIC REQUEST. THE MATERIALS WILL BE PROVIDED WITHOUT CHARGE.

OTHER MATTERS

The Board of Directors and management do not know of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Lei Liu
Chief Executive Officer and Chairman of the Board of Directors

Hangzhou, People’s Republic of China
October 6, 2010

APPENDIX A

CHINA JO-JO DRUGSTORES, INC.
2010 EQUITY INCENTIVE PLAN

1.	ESTABLISHMENT OF PLAN; DEFINITIONS

1.1           Purpose.  The purpose of the China Jo-Jo Drugstores, Inc. 2010 Equity Incentive Plan is to encourage certain officers, employees, directors, and consultants of China Jo-Jo Drugstores, Inc., a Nevada corporation (the “Company”), to acquire and hold stock in the Company as an added incentive to remain with the Company and increase their efforts in promoting the interests of the Company, and to enable the Company to attract and retain capable individuals.

1.2           Definitions.  Unless the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

1.2.1           “Award” shall mean, individually or collectively, a grant under this Plan of Stock Options or Stock Awards.

1.2.2           “Award Agreement” shall mean a written agreement containing the terms and conditions of an Award, not inconsistent with this Plan.

1.2.3           “Beneficiary” and “Beneficial Ownership” shall mean the person, persons, trust, or trusts that have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Grantee's death or to which Awards or other rights are transferred if and to the extent permitted under Section 7.2.4 hereof.  If, upon a Grantee's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary shall mean the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

1.2.4           “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

1.2.5           "Board" shall mean the board of directors of the Company.

1.2.6           “Change in Control” shall mean a Change in Control as defined in Section 7.1.1(b).

1.2.7           "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.2.8           "Committee" shall mean the Board or a committee of the Board appointed pursuant to Section 1.4 of this Plan.

1.2.9           “Common Stock” shall mean the Company’s common stock, par value $0.0001 per share.

1.2.10           "Company" shall mean China Jo-Jo Drugstores, Inc., a Nevada corporation.

1.2.11           "Consultants" shall mean individuals who provide services to the Company and any Subsidiary who are not also Employees or Directors and which services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

1.2.12           “Covered Employee” shall mean a Grantee who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

1.2.13           “Designated Officer” shall mean any executive officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 1.4.3.

1.2.14           "Directors" shall mean those members of the Board or the board of directors of any Subsidiary who are not also Employees.

1.2.15           "Disability" shall mean a medically determinable physical or mental condition that causes an Employee, Director, or Consultant to be unable to engage in any substantial gainful activity and that can be expected to result in death or to be of long-continued and indefinite duration.

1.2.16           “Effective Date” shall mean the effective date of this Plan, which shall be the Shareholder Approval Date.

1.2.17           "Employee" shall mean any common law employee, including Officers, of the Company or any Subsidiary as determined under the Code and the Treasury Regulations thereunder.

1.2.18           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

1.2.19           "Fair Market Value" shall mean (i) if the Common Stock is listed on a national securities exchange or the NASDAQ system, the mean between the highest and lowest sales prices for the Common Stock on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices; (ii) if the Common Stock is not listed on a national securities exchange or the NASDAQ system, the mean between the bid and asked prices for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices; or (iii) as determined in good faith by the Board.

1.2.20           "Grantee" shall mean an Officer, Employee, Director, or Consultant granted an Award.

1.2.21           "Incentive Stock Option" shall mean a Stock Option that meets the requirements of Code Section 422 and is granted pursuant to the Incentive Stock Option provisions as set forth in Section 2.

1.2.22           “Incumbent Board” shall mean the Incumbent Board as defined in Section 7.1.1(b)(ii).

1.2.23           "Non-Statutory Stock Option" shall mean a Stock Option that does not meet the requirements of Code Section 422 and is granted pursuant to the Non-Statutory Stock Option provisions as set forth in Section 3.

1.2.24           “Officer” shall mean a person who is an officer of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

1.2.25           “Performance Award” shall mean an Award under Section 6 hereof.

1.2.26           “Performance Measure” shall mean one or more of the following criteria, or such other operating objectives, selected by the Committee to measure performance of the Company or any Subsidiary for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Common Stock growth; revenue; operating income; net income (either before or after taxes); earnings and/or net income before interest and taxes; earnings and/or net income before interest, taxes, depreciation, and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Common Stock price; economic profit; economic value; total stockholder return; and gross margins and costs.  Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied and, as determined by the independent accountants of the Company in the case of a Performance Award to a Covered Employee, to the extent intended to meet the performance-based compensation exception under Code Section 162(m), or as determined by the Committee for other Performance Awards, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles.

1.2.27           “Performance Period” shall mean a period of not less than one (1) year over which the achievement of targets for Performance Measures is determined.

1.2.28           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

1.2.29           "Plan" shall mean the China Jo-Jo Drugstores, Inc. 2010 Equity Incentive Plan as set forth herein and as amended from time to time.

1.2.30           “Related Entity” shall mean any Subsidiary, and any business, corporation, partnership, limited liability company, or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

1.2.31           "Restricted Stock" shall mean Common Stock that is issued pursuant to the Restricted Stock provisions as set forth in Section 4.

1.2.32           "Restricted Stock Units" shall mean Common Stock that is issued pursuant to the Restricted Stock Unit provisions as set forth in Section 5.

1.2.33           “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

1.2.34           “Shareholder Approval Date” shall mean the date on which this Plan is approved by the shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Common Stock may be listed on quoted, and other laws, regulations, and obligations of the Company applicable to this Plan.

1.2.35           "Stock Award" shall mean an award of Restricted Stock or Restricted Stock Units granted pursuant to this Plan.

1.2.36           "Stock Option" shall mean an option granted pursuant to this Plan to purchase shares of Common Stock.

1.2.37           “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with and including the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.3           Shares of Common Stock Subject to this Plan.

1.3.1           Subject to the provisions of Section 7.1, the shares of Common Stock that may be issued pursuant to Stock Options and Stock Awards granted under this Plan shall not exceed Two Million Twenty Five Thousand (2,025,000) shares in the aggregate.  If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised or, if Stock Awards are forfeited because the restrictions with respect to such Stock Awards shall not have been met or have lapsed, the number of shares of Common Stock that are no longer outstanding as Stock Awards or subject to Stock Options may again become available for the grant of Stock Awards or Stock Options.  There shall be no terms and conditions in a Stock Award or Stock Option that provide that the exercise of an Incentive Stock Option reduces the number of shares of Common Stock for which an outstanding Non-Statutory Stock Option may be exercised; and there shall be no terms and conditions in a Stock Award or Stock Option that provide that the exercise of a Non-Statutory Stock Option reduces the number of shares of Common Stock for which an outstanding Incentive Stock Option may be exercised.

1.3.2           The maximum number of shares of Common Stock subject to Awards that may be granted during any one calendar year to any one Covered Employee shall be limited to Six Hundred Seventy Five Thousand (675,000).  To the extent required by Code Section 162(m) and so long as Code Section 162(m) is applicable to persons eligible to participate in this Plan, shares of Common Stock subject to the foregoing maximum with respect to which the related Award is terminated, surrendered, or cancelled shall nonetheless continue to be taken into account with respect to such maximum for the calendar year in which granted.

1.4           Administration of this Plan.

1.4.1           The Plan shall be administered by the Board.  In the alternative, the Board may delegate authority to a Committee to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.  Such Committee shall consist of not less than two (2) members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3, or any successor rule of similar import, and an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.  Once appointed, the Committee shall continue to serve until otherwise directed by the Board.  From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer this Plan.  In the event that the Board is the administrator of this Plan in lieu of a Committee, the term “Committee” as used herein shall be deemed to mean the Board.

1.4.2           The Committee shall meet at such times and places and upon such notice as it may determine.  A majority of the Committee shall constitute a quorum.  Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote.  Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

1.4.3           The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Board hereunder are delegated (each of which shall be regarded as a “Committee” under this Plan with respect to such duties and powers), or delegate all of its duties and powers hereunder to a single Committee.  Additionally, if permitted by applicable law, the Board or Committee may delegate any or all of its duties and powers hereunder to a Designated Officer subject to such conditions and limitations as the Board or Committee shall prescribe.  However, only the Committee described under Section 1.4.1 may designate and grant Awards to Grantees who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code.  The Committee shall also have the power to establish sub-plans (which may be included as appendices to this Plan or the respective Award Agreement), which may constitute separate programs, for the purpose of establishing programs that meet any special tax or regulatory requirements of jurisdictions other than the United States and its subdivisions.  Any such interpretations, rules, administration and sub-plans shall be consistent with the basic purposes of this Plan.

1.4.4           Powers of the Committee.  The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under this Plan, prescribe Award Agreements and establish programs for granting Awards.  The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of this Plan, including, but not limited to, the authority to:

(a)           determine the Grantees to whom, and the time or times at which, Awards shall be granted;

(b)           determine the types of Awards to be granted;

(c)           determine the number of shares of Common Stock and/or amount of cash to be covered by or used for reference purposes for each Award;

(d)           impose such terms, limitations, vesting schedules, restrictions, and conditions upon any such Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before an Award vests and/or becomes payable, the term during which an Award is exercisable, the purchase price, if any, under an Award, and the period, if any, following a Grantee’s termination of employment or service with the Company or any Subsidiary during which the Award shall remain exercisable;

(e)           modify, extend, or renew outstanding Awards, accept the surrender of outstanding Awards, and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award that would materially and adversely affect the Grantee without the Grantee’s consent, or constitute a repricing of stock options without the consent of the holders of the Company’s voting securities under Section 1.4.4(f) below;

(f)           only with the approval of the holders of the voting securities of the Company to the extent that such approval is required by applicable law, regulation, or the rules of a national securities exchange or automated quotation system to which the Company is subject, reprice Incentive Stock Options and Non-Statutory Stock Options either by amendment to lower the exercise price or by accepting such stock options for cancellation and issuing replacement stock options with a lower exercise price or through any other mechanism;

(g)           accelerate the time in which an Award may be exercised or in which an Award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award;

(h)           establish objectives and conditions, including targets for Performance Measures, if any, for earning Awards and determining whether Awards will be paid after the end of a Performance Period; and

(i)           permit the deferral of, or require a Grantee to defer such Grantee’s receipt of or the delivery of Stock and/or cash under an Award that would otherwise be due to such Grantee and establish rules and procedures for such payment deferrals, provided the requirements of Code Section 409A are met with respect to any such deferral.

The Committee shall have full power and authority to administer and interpret this Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of this Plan as the Committee deems necessary, desirable or appropriate in accordance with the bylaws of the Company.

1.4.5           To the maximum extent permitted by law, no member of the Board or Committee or a Designated Officer shall be liable for any action taken or decision made in good faith relating to this Plan or any Award thereunder.

1.4.6           The members of the Board and Committee and any Designated Officer shall be indemnified by the Company in respect of all their activities under this Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation and bylaws of the Company as in effect from time to time.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation and bylaws, as a matter of law, or otherwise.

1.4.7           All actions taken and decisions and determinations made by the Committee or a Designated Officer on all matters relating to this Plan pursuant to the powers vested in it hereunder shall be in the Committee’s or Designated Officer’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Grantees, and any other Employee, and their respective successors in interest.

1.5           Amendment or Termination.

1.5.1           The Committee, without further approval of the Company’s stockholders, may amend or terminate this Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares of Common Stock subject to this Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any national securities exchange or national automated quotation system upon which the Common Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to this Plan).

1.5.2           The Committee shall be authorized to make minor or administrative amendments to this Plan as well as amendments to this Plan that may be dictated by the requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws.  The Committee may amend any outstanding Award in any manner as provided in Section 1.4.4 and to the extent that the Committee would have had the authority to make such Award as so amended.

1.5.3           No amendment to this Plan or any Award may be made that would materially adversely affect any outstanding Award previously made under this Plan without the approval of the Grantee.  Further, no amendment to this Plan or an Award shall be made that would cause any Award to fail to either comply with or meet an exception from Code Section 409A.

1.6           Effective Date and Duration of this Plan.  This Plan shall become effective on the Effective Date.  This Plan shall terminate at such time as may be determined by the Board, and no Stock Award or Stock Option may be issued or granted under this Plan thereafter, but such termination shall not affect any Stock Award or Stock Option theretofore issued or granted.

2.	INCENTIVE STOCK OPTION PROVISIONS

2.1           Granting of Incentive Stock Options.

2.1.1           Only Employees of the Company shall be eligible to receive Incentive Stock Options under this Plan.  Officers, Directors, and Consultants of the Company who are not also Employees shall not be eligible to receive Incentive Stock Options.

2.1.2           The purchase price of each share of Common Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Common Stock on the date the Incentive Stock Option is granted.  If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

2.1.3           No Incentive Stock Option shall be exercisable more than ten (10) years from the date the Incentive Stock Option was granted; provided however, that if a Grantee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Grantee, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five (5) years from the date of grant.

2.1.4           The Committee shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option.

2.1.5           The Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable.  Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the provisions of Section 422 of the Code.

2.1.6           The Committee may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Stock Options.  The purchase price of the new Incentive Stock Options may be established by the Committee without regard to the existing Incentive Stock Options or other options.

2.1.7           Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all such plans of the Grantee's employer corporation and its parent corporation or subsidiary corporation as those terms are defined in Sections 424(e) and (f) of the Code, respectively) shall not (to the extent required by the Code at the time of the grant) exceed One Hundred Thousand Dollars ($100,000).  To the extent that such aggregate Fair Market Value shall exceed One Hundred Thousand Dollars ($100,000), or other applicable amount, such Stock Options to the extent of the Common Stock in excess of such limit shall be treated as Non-Statutory Stock Options.  In such case, the Company may designate the shares of Common Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option.

2.2           Exercise of Incentive Stock Options.  The exercise price of an Incentive Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft, or postal or express money order, (ii) ) if provided in the written Award Agreement and permitted by applicable law, by the surrender of Common Stock then owned by the Grantee, which Common Stock such Grantee has held for at least six (6) months, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law.  Shares of Common Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Common Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

2.3           Termination of Employment.

2.3.1           If a Grantee's employment with the Company is terminated other than by Disability or death, the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or three (3) months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

2.3.2           If a Grantee's employment with the Company is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

2.3.3           If a Grantee's employment with the Company is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months after such date of death, to exercise any then outstanding Incentive Stock Options in whole or in part.  If a Grantee dies without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

3.	NON-STATUTORY STOCK OPTION PROVISIONS

3.1           Granting of Stock Options.

3.1.1           Officers, Employees, Directors, and Consultants shall be eligible to receive Non-Statutory Stock Options under this Plan.

3.1.2           The Committee shall determine and designate from time to time those Officers, Employees, Directors, and Consultants who are to be granted Non-Statutory Stock Options and the amount subject to each Non-Statutory Stock Option.

3.1.3           The Committee may grant at any time new Non-Statutory Stock Options to an Employee, Director, or Consultant who has previously received Non-Statutory Stock Options or other Stock Options, whether such prior Non-Statutory Stock Options or other Stock Options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Non-Statutory Stock Options.

3.1.4           The Committee shall determine the purchase price of each share of Common Stock subject to a Non-Statutory Stock Option.  Such price shall not be less than 100% of the Fair Market Value of such Common Stock on the date the Non-Statutory Stock Option is granted.

3.1.5           The Committee, in its sole discretion, shall determine whether any particular Non-Statutory Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Non-Statutory Stock Option is exercisable.  Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee, including the extension of a Non-Statutory Stock Option, provided that such extension does not extend the option beyond the period specified in Section 3.1.6 below.

3.1.6           No Non-Statutory Stock Option shall be exercisable more than ten (10) years from the date such option is granted.

3.2           Exercise of Stock Options.   The exercise price of a Non-Statutory Stock Option shall be payable on exercise of the Stock Option (i) in cash or by check, bank draft, or postal or express money order, (ii) if provided in the written Award Agreement and permitted by applicable law, by the surrender of Common Stock then owned by the Grantee, which Common Stock such Grantee has held for at least six (6) months, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law.  Shares of Common Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Common Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

3.3           Termination of Relationship.

3.3.1           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, other than by reason of Disability or death, the terms of any then outstanding Non-Statutory Stock Option held by the Grantee shall extend for a period ending on the earlier of the date established by the Committee at the time of grant or three (3) months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of the date of termination of employment or cessation of being a Director or Consultant.

3.3.2           If a Grantee's employment is terminated by reason of Disability, a Director Grantee ceases to be a Director by reason of Disability or a Consultant Grantee ceases to be a Consultant by reason of Disability, the term of any then outstanding Non-Statutory Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment or cessation of being a Director or Consultant.

3.3.3           If a Grantee's employment is terminated by reason of death, a Director Grantee ceases to be a Director by reason of death or a Consultant Grantee ceases to be a Consultant by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months following his death to exercise any then outstanding Non-Statutory Stock Options in whole or in part.  If a Grantee dies without having fully exercised any then outstanding Non-Statutory Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

4.	RESTRICTED STOCK AWARDS

4.1           Grant of Restricted Stock.

4.1.1           Officers, Employees, Directors and Consultants shall be eligible to receive grants of Restricted Stock under this Plan.

4.1.2           The Committee shall determine and designate from time to time those Officers, Employees, Directors and Consultants who are to be granted Restricted Stock and the number of shares of Common Stock subject to such Stock Award.

4.1.3           The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock as may appear generally acceptable or desirable to the Committee.

4.2           Termination of Relationship.

4.2.1           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock, then such Common Stock shall be forfeited and the Grantee shall return the certificates representing such Common Stock to the Company.

4.2.2           If the restrictions applicable to a grant of Restricted Stock shall lapse, then the Grantee shall hold such Common Stock free and clear of all such restrictions except as otherwise provided in this Plan.

5.	RESTRICTED STOCK UNIT AWARDS

5.1           Grant of Restricted Stock Units.

5.1.1           Officers, Employees, Directors, and Consultants shall be eligible to receive grants of Restricted Stock Units under this Plan.

5.1.2           The Committee shall determine and designate from time to time those Officers, Employees, Directors and Consultants who are to be granted Restricted Stock Units and number of shares of Common Stock subject to such Stock Award.

5.1.3           The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock Units as may appear generally acceptable or desirable to the Committee.

5.2           Termination of Relationship.

5.2.1           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock Units, then such Common Stock shall be forfeited and the Grantee shall return the certificates representing such Common Stock to the Company.

5.2.2           If the restrictions applicable to a grant of Restricted Stock Units shall lapse, then the Grantee shall hold such Common Stock free and clear of all such restrictions except as otherwise provided in this Plan.

6.           PERFORMANCE AWARDS

6.1           The Committee, in its discretion, may establish targets for Performance Measures for selected Grantees and authorize the granting, vesting, payment, and/or delivery of Performance Awards in the form of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, and Restricted Stock Units to such Grantees upon achievement of such targets for Performance Measures during a Performance Period.  The Committee, in its discretion, shall determine the Grantees eligible for Performance Awards, the targets for Performance Measures to be achieved during each Performance Period, and the type, amount, and terms and conditions of any Performance Awards.  Performance Awards may be granted either alone or in addition to other Awards made under this Plan.

6.2           After the Company is subject to Code Section 162(m), in connection with any Performance Awards granted to a Covered Employee that are intended to meet the performance-based compensation exception under Code Section 162(m), the Committee shall (i) establish in the applicable Award Agreement the specific targets relative to the Performance Measures that must be attained before the respective Performance Award is granted, vests, or is otherwise paid or delivered, (ii) provide in the applicable Award Agreement the method for computing the portion of the Performance Award that shall be granted, vested, paid, and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period, and prior to any such grant, vesting, payment, or delivery, certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied.  The specific targets and the method for computing the portion of such Performance Award that shall be granted, vested, paid, or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain.  In interpreting Plan provisions applicable to Performance Measures and Performance Awards that are intended to meet the performance-based compensation exception under Code Section 162(m), it is the intent of this Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in interpreting this Plan shall be guided by such provisions.

7.	GENERAL PROVISIONS

7.1           Adjustment Provisions.

7.1.1           Change of Control.

(a)           Effect of “Change in Control.”  If and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 7.1.1(b):

(i)           The Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, without limitation, any one or more of the following, provided such action is in compliance with Code Section 409A if applicable:  (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; and (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award.

(ii)           Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, if in the event of a Change in Control, the successor company assumes or substitutes for a Stock Option or Stock Award, then each such outstanding Stock Option or Stock Award shall not be accelerated as described in Sections 7.1.1(a)(i).  For the purposes of this Section 7.1.1(a)(ii), such Stock Option or Stock Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Stock Option or Stock Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a Change in Control by holders of Common Stock shares for each Common Stock share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of a Stock Option or Stock Award, for each Common Stock share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Common Stock shares in the transaction constituting a Change in Control.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)           Definition of “Change in Control”.  Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)           The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 7.1.1, the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B), and (C) of subsection 7.1.1(b)(iii) below; or

(ii)           During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)           Consummation of a reorganization, merger, statutory share exchange, or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the Board or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)           Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

7.1.2           Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Common Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares that may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under this Plan’s provisions, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

7.1.3           Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 7.1.1(b)(iv), the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Stock Options, shall be measured by the amount, if any, by which the Fair Market Value of a share of Common Stock exceeds the exercise or grant price of the Stock Option as of the effective date of the transaction).  The Committee shall give written notice of any proposed transaction referred to in this Section 7.1.3 a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Grantees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Grantee may condition his exercise of any Awards upon the consummation of the transaction.

7.1.4           Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Grantee, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Stock Options or Stock Awards granted pursuant to Section 6 to Grantees designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

7.1.5           Fractional Shares.  No adjustment or substitution provided for in this Section 7.1 shall require the Company to sell a fractional share, and the total substitution or adjustment with respect to each outstanding Stock Option shall be limited accordingly.

7.1.6           Adjustment Certificates.  Upon any adjustment made pursuant to this Section 7.1 the Company will, upon request, deliver to the Grantee a certificate setting forth the exercise price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of such Stock Option.

7.2           General.

7.2.1           Each Stock Option and Stock Award shall be evidenced by an Award Agreement containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

7.2.2           The granting of a Stock Option or Stock Award in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company, and all Employees shall remain subject to discharge to the same extent as if this Plan were not in effect.

7.2.3           No Officer, Employee, Director, or Consultant and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option or any Stock Award to any particular assets of the Company, or any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Option or any Stock Award except as set forth herein.  The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Stock Option or Stock Award.

7.2.4           Limits on Transferability.

(a)           Except to the extent otherwise provided in the respective Award Agreement, no Award, other right, or interest granted under this Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Grantee to any party, or assigned or transferred by such Grantee otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Grantee.   Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the Grantee only by the Grantee or, during the period the Grantee is under a Disability, by the Grantee’s guardian or legal representative.

(b)           Notwithstanding Section 7.2.4(a), an Award other than an Incentive Stock Option may, in the Committee’s sole discretion, be transferable by gift or domestic relations order to (i) the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law, or sister-in-law, including adoptive relationships (such persons, “Family Members”), (ii) a corporation, partnership, limited liability company, or other business entity whose only stockholders, partners, or members, as applicable are the Grantee and/or Family Members, or (iii) a trust in which the Grantee and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any Award may be exercised by any such transferee, provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8 Registration Statement).

(c)           Notwithstanding Sections 7.2.4(a) and 7.2.4(b), an Award may be transferred pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under this Plan, but only if the tax consequences flowing from the assignment or transfer are specified in said order, the order is accompanied by signed agreement by both or all parties to the domestic relations order, and, if requested by the Committee, an opinion is provided by qualified counsel for the Grantee that the order is enforceable by or against this Plan under applicable law, and said opinion further specifies the tax consequences flowing from the order and the appropriate tax reporting procedures for this Plan.

7.2.5           Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company's obligation to issue or deliver any certificate or certificates for shares of Common Stock under a Stock Option or Stock Award, and the transferability of Common Stock acquired by exercise of a Stock Option or grant of a Stock Award, shall be subject to all of the following conditions:

(a)           Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification that the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(b)           The obtaining of any other consent, approval, or permit from any state or federal governmental agency that the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such Common Stock (including, but not limited to, the conditions described in Sections 7.2.5(a) and 7.2.5(b) above) or other required action under any federal or state law, rule or regulation, listing, or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Grantee to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

7.2.6           All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state or country having jurisdiction over such payments.  The Grantee may be required to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to a Stock Option or its exercise or a Stock Award.  In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

7.2.7           In the case of a grant of a Stock Option or Stock Award to any Employee of a Subsidiary, the Company may, if the Committee so directs, issue or transfer the shares, if any, covered by the Stock Option or Stock Award to such Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Subsidiary will transfer the shares to the Employee in accordance with the terms of the Stock Option or Stock Award specified by the Committee pursuant to the provisions of this Plan.

7.2.8           A Grantee entitled to Common Stock as a result of the exercise of a Stock Option or grant of a Stock Award shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of such exercise, except to the extent that a stock certificate is issued therefor and then only from the date such certificate is issued.  No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.  The Company shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

7.2.9           The grant or exercise of Stock Options granted under this Plan or the grant of a Stock Award under this Plan shall be subject to, and shall in all respects comply with, applicable law relating to such grant or exercise, or to the number of shares of Common Stock that may be beneficially owned or held by any Grantee.

7.2.10           The Company intends that this Plan shall comply with the requirements of Rule 16b-3 (the “Rule”) under the Securities Exchange Act of 1934, as amended, during the term of this Plan. Should any additional provisions be necessary for this Plan to comply with the requirements of the Rule, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

7.2.11           Code Section 409A.

(a)           If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(i)           Payments under the Section 409A Plan may not be made earlier than (u) the Grantee’s separation from service, (v) the date the Grantee becomes disabled, (w) the Grantee’s death, (x) a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, (y) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (z) the occurrence of an unforeseeable emergency;

(ii)           The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii)           Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(iv)           In the case of any Grantee who is specified employee, a distribution on account of a separation from service may not be made before the date that is six (6) months after the date of the Grantee’s separation from service (or, if earlier, the date of the Grantee’s death).

For purposes of the foregoing, the terms “separation from service”, “disabled,” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(b)           The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of this Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Grantee, may amend any Award Agreement (and the provisions of this Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code. No Section 409A Plan shall be adjusted, modified, or substituted for, pursuant to any provision of this Plan, without the consent of the Grantee if any such adjustment, modification, or substitution would cause the Section 409A Plan to violate the requirements of Section 409A of the Code.

(c)           The Company intends that this Plan shall comply with the requirements of Section 409A of the Code, to the extent applicable.  Should any changes to this Plan be necessary for this Plan to comply with the requirements of Section 409A, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

7.2.12           The validity, construction, and effect of this Plan, any rules and regulations under this Plan, and any Award Agreement shall be determined in accordance with the laws of the State of California without giving effect to principles of conflict of laws, and applicable federal law.  Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers California to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

7.2.13           The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Grantees performing services in such countries and to meet the objectives of this Plan.

7.2.14           The Company will seek stockholder approval in the manner and to the degree required under applicable laws.  If the Company fails to obtain any required stockholder approval of this Plan within twelve (12) months after the date this Plan is adopted by the Board, pursuant to Section 422 of the Code, any Option granted as an Incentive Stock Option at any time under this Plan will not qualify as an Incentive Stock Option within the meaning of the Code and will be deemed to be a Non-Statutory Stock Option.

China Jo-Jo Drugstores, Inc.
Rm 507-513, 5th Fl, A Build.
Meidu Plaza Gongshu Distr.
Hangzhou Zhejiang Prov.
China

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	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Lei Liu
02 Li Qi
03 Chong'an Jin
04 Shike Zhu
05 Marc Thomas Serrio
06 Bowen Zhao
07 Yuehai Ka
08 Shuizhen Wu
09 Xiaomeng Yu

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	To ratify the appointment of Frazer Frost, LLP as the Company's registered independent public accountants for the fiscal year ending March 31, 2011.	☐	☐	☐
3	To approve the China Jo-Jo Drugstores, Inc. 2010 Equity Incentive Plan (the "Plan").	☐	☐	☐
4	In his discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000075816_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

THE UNDERSIGNED HEREBY APPOINTS LEI LIU AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF CHINA JO-JO DRUGSTORES, INC. HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 4, 2010, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2010 OR ANY ADJOURNMENT THEREOF.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s) in items 1, 2, 3 and 4 above. If this card contains no specific voting instructions, the shares will be voted FOR the election of all nominees for director; FOR the ratification of the auditors; and FOR the Plan.

0000075816_2 R2.09.05.010

Continued and to be marked, dated and signed, on the other side